Exhibit 10.3

AMENDMENT TO

EMPLOYMENT AGREEMENT

                                THIS AMENDMENT (“Amendment”) is made and entered into as of this 8th day of March, 2002, by and between DIGITAL ANGEL CORPORATION (“Company”) and RANDOLPH K. GEISSLER (“Employee”).

BACKGROUND

                                As of March 8, 2002, Company and Employee entered into an Employment Agreement (“Employment Agreement”).  Company and Employee desire to amend Section 21 to make it conform to their understanding.

TERMS AND CONDITIONS’

                                1.             Paragraph 21 of the Employment Agreement is hereby amended by changing the word “with” in line 2 to the word “by”.

                                2.             The Employment Agreement, as hereby amended, is ratified and confirmed.

                                IN WITNESS WHEREOF, the parties have executed this amendment as of the day and year first above written.

DIGITAL ANGEL CORPORATION

By:
Title:
“Company”

Randolph K. Geissler

“Employee”